Exhibit 10.10

COLLATERAL CUSTODIAN AGREEMENT
CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Issuing Entity
and
CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3,
as Grantor Trust
and
CARVANA, LLC,
as Administrator
and
BRIDGECREST CREDIT COMPANY, LLC
as Servicer
and
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
as Collateral Custodian and Indenture Trustee
_____________________________
Dated as of August 25, 2026
_____________________________

TABLE OF CONTENTS

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TABLE OF CONTENTS
(continued)
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EXHIBIT A    FORM OF RELEASE OF DOCUMENTS
EXHIBIT B    FORM OF DOCUMENT RECEIPT
EXHIBIT C    COLLATERAL CUSTODIAN FEE SCHEDULE
EXHIBIT D    SERVICING CRITERIA TO BE ADDRESSED IN COLLATERAL CUSTODIAN’S ASSESSMENT OF COMPLIANCE

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CRVNA 2026-P3
Collateral Custodian Agreement

This Collateral Custodian Agreement, dated as of August 25, 2026 (this “Agreement”), is among CARVANA AUTO RECEIVABLES TRUST 2026-P3, a Delaware statutory trust, as the issuing entity (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3, a Delaware statutory trust, as the grantor trust (the “Grantor Trust”), CARVANA, LLC, an Arizona limited liability company, as administrator (the “Administrator”), BRIDGECREST CREDIT COMPANY, LLC, an Arizona limited liability company, as servicer (the “Servicer”), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, acting through its document custody division (including, as applicable, any agents or affiliates utilized thereby), as collateral custodian (in such capacity, the “Collateral Custodian”), and COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as indenture trustee (in such capacity, the “Indenture Trustee”).
W I T N E S S E T H:
WHEREAS, Carvana, LLC (the “Seller”) and Carvana FAC LLC (the “FAC Seller”) have and will from time to time originate and acquire certain receivables, including automobile retail installment contracts, and transfer certain of such receivables and related property to Carvana Receivables Depositor LLC (the “Depositor” or the “Purchaser”);
WHEREAS, the Depositor will sell certain of those receivables and related property to the Issuing Entity and the Issuing Entity will contribute those receivables and related property to the Grantor Trust;
WHEREAS, the Issuing Entity, the Grantor Trust and the Indenture Trustee have entered into that certain Indenture, dated as of the date hereof (the “Indenture”), pursuant to which the Issuing Entity and the Grantor Trust will pledge the receivables, the Grantor Trust Certificate and certain other property to the Indenture Trustee for the benefit of the Secured Parties;
WHEREAS, the Indenture Trustee, Vervent Inc. (the “Backup Servicer”), the Issuing Entity, the Grantor Trust and the Servicer will enter into that certain Servicing Agreement, dated as of the date hereof (the “Servicing Agreement”), pursuant to which the Servicer will service such receivables and related property; and
WHEREAS, the Issuing Entity, the Grantor Trust and the Indenture Trustee desire to have the Collateral Custodian maintain possession of certain documents with respect to such receivables, and the Collateral Custodian is willing to do so in accordance with the terms of this Agreement:
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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ARTICLE I
Definitions; Construction
Section 1.1    Definitions; Rules of Construction.
Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among the Seller and the Purchaser. All references herein to “the Agreement” or “this Agreement” are to this Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.
ARTICLE II
The Collateral Custodian
Section 2.1    Appointment; Duties of the Collateral Custodian.
(a)    The Grantor Trust hereby appoints Computershare Trust Company, National Association, to act solely on behalf of the Indenture Trustee and the Secured Parties as collateral custodian hereunder. Computershare Trust Company, National Association hereby accepts its appointment as Collateral Custodian hereunder, acknowledges that it is bound by the terms and conditions of this Agreement and agrees that it shall hold all Receivable Files Delivered to it or otherwise in its possession pursuant to this Agreement for the benefit of the Indenture Trustee under the terms of this Agreement. The Collateral Custodian hereby agrees not to assert (in its individual capacity or otherwise) any Liens or claims of any kind with respect to the Receivable Files held by it or the related Receivables or any other Collateral and hereby releases and waives any such Liens and claims.
(b)    The Administrator shall, on behalf of the Grantor Trust, Deliver or cause to be Delivered to the Collateral Custodian the applicable Receivable Files (except that any such file may not include the Certificate of Title to the extent the Certificate of Title has not been received), together with the Schedule of Receivable relating to such Receivable File no later than the Closing Date.
(c)    The Collateral Custodian shall on or prior to the Closing Date, review all of the Receivable Files so Delivered to verify the presence of each item listed in the definition of “Receivable File” with respect to each Receivable and deliver a Document Receipt to the Administrator, the Indenture Trustee and the Servicer. The Administrator shall ensure that the Collateral Custodian is provided with electronic access to the records of the Title Intermediary concerning Certificates of Title that are maintained in electronic form. Wherever in this Agreement it states that the Collateral Custodian has possession of Certificates of Title or Receivable Files, with respect to electronic Certificates of Title, it shall mean that the Collateral

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Custodian has received information sufficient to perform the verification set forth in this Section 2.1. The Collateral Custodian will rely upon, but cannot be responsible for, verify or confirm, the content or accuracy of any information provided by the Title Intermediary or any other party pursuant to the Transaction Documents (to the extent not explicitly required by the terms of the Transaction Documents).
The Grantor Trust, the Administrator and the Issuing Entity hereby certify to the Collateral Custodian that, notwithstanding anything to the contrary in this Agreement, the review contemplated by this Section 2.1(c) (the “Review”) is a review to be performed by the Collateral Custodian solely for the purpose of acknowledging receipt of Receivable Files by the Collateral Custodian from the Issuing Entity, the Grantor Trust or the Servicer. Any Document Receipt related to such Review prepared by the Collateral Custodian and furnished to the Servicer or the Indenture Trustee is produced solely in connection with this purpose. None of the Administrator, the Issuing Entity and the Grantor Trust engaged the Collateral Custodian to perform the Review, produce any Document Receipt or perform any of the services in this Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the Contracts or Receivable Files provided to the Collateral Custodian by the Administrator, the Issuing Entity or the Grantor Trust for the Review as contemplated by Rule 17g-10 under the Exchange Act. Given the purpose and scope of the Collateral Custodian’s services (including the Review and the delivery of any Document Receipt) under this Agreement and given the Administrator’s, Issuing Entity’s, Grantor Trust’s, Servicer’s and Indenture Trustee’s treatment and use of the Review and the Document Receipts, the Administrator, the Issuing Entity, the Grantor Trust, the Indenture Trustee and the Collateral Custodian agree that the Collateral Custodian’s Review is not understood to be “due diligence services” for purposes of Rule 17g-10. None of the Administrator, the Issuing Entity or the Grantor Trust considers the Review or any Document Receipt to be “due diligence services” for purposes of Rule 17g-10, and unless the Administrator, the Issuing Entity or the Grantor Trust notifies the Collateral Custodian to the contrary, none of the Administrator, the Issuing Entity or the Grantor Trust will treat any Document Receipt as a “third party due diligence report” for purposes of Rule 15Ga-2 under the Exchange Act. The Administrator, the Issuing Entity, the Grantor Trust, each Noteholder, and the Indenture Trustee hereby acknowledge that the Collateral Custodian is relying on this certification for purposes of determining that its Review does not constitute “due diligence services” as defined in Rule 17g-10.
(d) The Collateral Custodian shall (i) establish a vault partition with the E-Vault Provider in the name of “Carvana Auto Receivables Grantor Trust 2026-P3” and (ii) maintain such vault partition so that a legend will be applied by the E-Vault Provider to each Contract which reads: “Carvana Auto Receivables Grantor Trust 2026-P3, with Computershare Trust Company, National Association, as Indenture Trustee on behalf of the Noteholders, as secured party.”

(e) The Collateral Custodian shall segregate the Receivable Files on its inventory system and will not commingle the physical Receivable Files with any other files of the Collateral Custodian other than those relating to the Borrower and its affiliates and subsidiaries.

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(f)    All of the Collateral Custodian’s records pertaining to the Receivable Files shall contain an indication that such records and the Receivables which are the subject of such records are owned by the Grantor Trust and pledged by the Grantor Trust to the Indenture Trustee for the benefit of the Secured Parties. The Collateral Custodian hereby waives any and all rights of offset with respect to any and all Receivable Files in the Collateral Custodian’s possession or under its “control,” whether such right of offset arises by contract, operation of law or otherwise. The Collateral Custodian shall hold any tangible Receivable Files (or portions thereof) in its fire rated storage vault under its exclusive custody and control in accordance with customary standards for such custody. If any of the Secured Parties suffers or incurs costs, expenses, losses or damages as a result of the destruction or loss of any of the Receivable Files or any instrument or document comprising part of a Receivable File, the Collateral Custodian shall, (i) at the request of the Indenture Trustee, make any appropriate claim under any bond or insurance, and (ii) to the extent of such Secured Party’s costs, expenses, losses or damages, promptly pay the proceeds thereof to such Secured Party unless the Collateral Custodian has replaced the lost or destroyed items or has otherwise reimbursed such Secured Party for such losses or damages.
(g)    The Collateral Custodian shall not deliver physical possession of, or otherwise transfer, assign, pledge, mortgage, convey or dispose of any Receivable Files in its possession or under its control to any Person except (i) as provided in Section 2.2 and (ii) upon termination of duties as Collateral Custodian in accordance with Section 2.9.
(h)    The Collateral Custodian shall:
(i)    deliver to the Administrator on or before March 15 of each year, beginning March 15, 2027 (or, if such date is not a Business Day, the next succeeding Business Day), a report, dated as of December 31 of the immediately preceding calendar year, of its assessment of compliance with the Servicing Criteria specified in Exhibit D with respect to such calendar year (or, in the case of the first year, since no later than the Closing Date), including disclosure of any material instance of non-compliance identified by the Collateral Custodian, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act; and
(ii)    cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Administrator on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning March 15, 2027, an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, of the assessment of compliance with Servicing Criteria with respect to the immediately preceding calendar year (or, in the case of the first year, since no later than the Closing Date).
(i)    The Collateral Custodian hereby acknowledges and agrees that in the event that the Collateral Custodian shall either be terminated or resign pursuant to Section 2.9, the Collateral Custodian:

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(i)    shall deliver any Receivable Files (or portions thereof) in possession of the Collateral Custodian to the successor Collateral Custodian appointed pursuant to the terms of this Agreement at such place as the successor Collateral Custodian may reasonably designate;
(ii)    shall maintain the Receivable Files and continue in the performance of its duties and the enjoyment of its rights under this Agreement, until the due appointment of a successor Collateral Custodian and the orderly transfer of the Receivable Files to the successor Collateral Custodian; and
(iii)    shall maintain all information obtained by it regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, in confidence and shall not disclose any such information to any other Person, unless such disclosure is reasonably incident to the performance of its duties and obligations under this Agreement or is required under any Applicable Law.
Section 2.2    Access to Receivable Files; Release of Receivable Files.
(a)    The Collateral Custodian shall permit inspection at all reasonable times upon at least five (5) Business Days prior notice during regular business hours by the Asset Representations Reviewer (if an Asset Representations Review Notice has been delivered), the Indenture Trustee or the Servicer (or by such Person’s respective auditors when requested such Person) of the Receivable Files and the records of the Collateral Custodian relating to this Agreement and any such party (or its auditors when requested by such party) shall be permitted to make copies of the Receivable Files and the records of the Collateral Custodian relating to this Agreement.
(b)    From time to time and as appropriate for the enforcement or servicing of any of the Receivables, the Collateral Custodian is hereby authorized, upon written receipt from the Servicer of a request for release of documents in the form annexed hereto as Exhibit A, to release to the Servicer the related Receivable File or the documents set forth in such request to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Indenture Trustee in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Receivable File or other such documents when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Receivable shall be liquidated, in which case, upon receipt of an additional request for release of documents certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit A, the related Receivable File referenced in the Servicer’s request submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.
(c)    Upon receipt by the Collateral Custodian of the Servicer’s request for release of Receivable Files and other documents in the form annexed hereto as Exhibit A and in accordance with Section 2.2(b), the Collateral Custodian shall promptly release the related Receivable File to the Servicer.

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(d)    The Issuing Entity, the Grantor Trust or the Servicer may require that the Collateral Custodian return each Receivable File (i) delivered to the Collateral Custodian in error, (ii) as to which the Lien on the related Financed Vehicle has been so released, (iii) that has been released to the Issuing Entity or the Grantor Trust or (iv) that is required to be redelivered to the Grantor Trust in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Indenture Trustee a written request in the form of Exhibit A (signed by the Issuing Entity, the Grantor Trust, or the Servicer, as applicable) specifying the Receivable Files to be so returned and reciting that the conditions to such release have been met (and specifying the conditions being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Issuing Entity, the Grantor Trust, or the Servicer, as applicable, promptly, but in any event within five (5) Business Days, return the Receivable Files so requested to the Issuing Entity, the Grantor Trust, or the Servicer, as applicable.
(e)    The Collateral Custodian shall promptly deliver to the Indenture Trustee or its designee any or all Receivables File and other items of Collateral in the Collateral Custodian’s custody upon the written request of an Authorized Officer of the Indenture Trustee. The Indenture Trustee shall provide the Issuing Entity, the Grantor Trust and the Servicer with a copy of any such request delivered to the Collateral Custodian. Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with the delivery of Receivable Files in the performance of the Collateral Custodian’s duties hereunder shall be delivered by the Servicer to the Collateral Custodian prior to any shipment of Receivable Files. The Indenture Trustee will arrange for the provision of such services at the Issuing Entity’s sole cost and expense in accordance with Section 2.7 of the Indenture and will maintain such insurance against loss or damage to the Receivable Files as the Issuing Entity, the Grantor Trust and the Servicer reasonably deem appropriate.
(f)    The Collateral Custodian shall promptly deliver to the Asset Representations Reviewer (if an Asset Representations Review Notice has been delivered) or its designee any or all Receivables File (or access to any Receivable Files stored in an electronic format) and other items of Collateral in the Collateral Custodian’s custody upon the written request of an Authorized Officer of the Asset Representations Reviewer. The Asset Representations Reviewer shall provide the Issuing Entity, the Grantor Trust and the Servicer with a copy of any such request delivered to the Collateral Custodian.
Section 2.3    Compensation and Indemnification of Collateral Custodian.
(a)    The Collateral Custodian shall be compensated for its activities hereunder by receiving the Collateral Custodian Fees as specified in Exhibit C in accordance with Section 2.7 of the Indenture.
(b)    The Issuing Entity shall indemnify the Collateral Custodian and its officers, directors, employees and agents for, and hold them harmless against any claim, loss, liability, fee, cost, damage or expense incurred, including reasonable attorney’s fees, petitioning costs and disbursements (including, court costs, expenses and any losses incurred in connection with a successful defense, in whole or in part, of any claim that the Collateral Custodian breached its

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Collateral Custodian Agreement

standard of care), other than in connection with the willful misconduct, gross negligence or bad faith on the part of the Collateral Custodian, arising out of or in connection with the performance of its obligations under and in accordance with this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. All such amounts due and owing to the Collateral Custodian hereunder shall be paid in accordance with the payment priorities set forth in Section 2.7 of the Indenture. The provisions of this Section 2.3(b) shall survive the termination or assignment of this Agreement, or the resignation or removal of the Collateral Custodian.
THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR NEGLIGENT OMISSION OF ANY KIND BY THE COLLATERAL CUSTODIAN.
(c)    To the extent any indemnification afforded to the Collateral Custodian (whether pursuant to this Section 2.3 or otherwise) is limited by the gross negligence, willful misconduct or bad faith on the part of the Collateral Custodian, the Collateral Custodian shall be entitled to indemnification hereunder until such matters have been determined definitively by a court of competent jurisdiction. Any indemnification afforded to the Collateral Custodian shall include reasonable and documented attorneys’ fees and expenses, including, any legal fees, costs, and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by the Collateral Custodian of any indemnification or other obligation of the indemnifying party. Any indemnification amounts due and owing to the Collateral Custodian hereunder shall be paid to the Collateral Custodian in accordance with the payment priorities set forth in Section 2.7 of the Indenture.
Section 2.4    Representations, Warranties and Covenants of the Collateral Custodian.
The Collateral Custodian makes the following representations, warranties and covenants, and further agrees that the Indenture Trustee, on behalf of the Secured Parties, the Issuing Entity, the Grantor Trust, the Administrator and the Servicer shall be deemed to have relied upon such representations, warranties and covenants in entering into this Agreement:
(a)    Organization and Good Standing. The Collateral Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.
(b)    Due Authorization. The execution, delivery, and performance of the Transaction Documents to which it is a party have been duly authorized by the Collateral Custodian by all necessary corporate action on the part of the Collateral Custodian.

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(c)    Binding Obligation. Each of the Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Collateral Custodian, enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).
(d)    No Conflict. The execution and delivery of the Transaction Documents to which it is a party, and the performance of the transactions contemplated thereby and the fulfillment of the terms thereof applicable to the Collateral Custodian, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Applicable Law or any Contractual Obligation of the Collateral Custodian.
(e)    Proceedings. No proceeding of any kind, including litigation, arbitration, judicial or administrative, is pending or threatened against or contemplated by the Collateral Custodian which would under any circumstance have a Material Adverse Effect on the execution, delivery, performance or enforceability of this Agreement by the Collateral Custodian or any other Transaction Document to which the Collateral Custodian is a party.
(f)    Control Status. The Collateral Custodian is not an Affiliate of either the Issuing Entity, the Grantor Trust, the Administrator or the initial Servicer, and covenants and agrees that prior to any such affiliation in the future, the Collateral Custodian shall promptly notify the Indenture Trustee for further distribution to the Noteholders.
Section 2.5    Covenants of the Collateral Custodian.
(a)    Affirmative Covenants. From the date hereof until the date as of which the Grantor Trust has been dissolved:
(i)    Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws and will comply with all of its obligations hereunder.
(ii)    Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or would reasonably be expected to have, a Material Adverse Effect.
(b)    Negative Covenants. From the date hereof until the date as of which the Grantor Trust has been dissolved:
(i)    Receivable Files. The Collateral Custodian will not assign, transfer, convey, deliver or dispose of any Receivable Files or other document evidencing or relating to any of the Collateral or any of the Collateral except as contemplated by this Agreement.

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(ii)    No Changes in Collateral Custodian Fee. The parties hereto will not make any changes to the Collateral Custodian Fee without the prior written approval of (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero, the Issuing Entity (acting at the direction of the Majority Certificateholders).
Section 2.6    Liability of the Collateral Custodian.
(a)    The Collateral Custodian shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Collateral Custodian in such capacity herein. No implied covenants or obligations shall be read into this Agreement against the Collateral Custodian (including any implied duty to enforce another party’s obligations if the Transaction Documents have not assigned such responsibility to a party) and, in the absence of bad faith on the part of the Collateral Custodian, the Collateral Custodian may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any reports, certificates or opinions furnished to the Collateral Custodian pursuant to and conforming to the requirements of this Agreement.
(b)    The Collateral Custodian shall not be liable for:
(i)    an error of judgment made in good faith; or
(ii)    any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred, by this Agreement or at the direction of the Indenture Trustee relating to the exercise of any power conferred upon the Collateral Custodian under this Agreement;
in each case, unless it shall be proved that the Collateral Custodian shall have been negligent in ascertaining the pertinent facts.
(c)    The Collateral Custodian shall not be charged with knowledge of any Default, Event of Default, Servicer Termination Event or other event or information, or be required to act upon any such event or information (including the sending of any notice), and shall have no duty to take any action to determine whether any such event, Default, Event of Default or Servicer Termination Event has occurred, unless an Authorized Officer of the Collateral Custodian obtains actual knowledge of such event or receives written notice of such event from the Issuing Entity, the Grantor Trust, the Servicer, or the Indenture Trustee, as the case may be. Delivery of any reports, information and documents to the Collateral Custodian provided for herein is for informational purposes only and the Collateral Custodian’s receipt of such information and any publicly-available information, shall not constitute actual or constructive knowledge of any information contained therein or determinable from information contained therein, including the Issuing Entity’s, the Servicer’s or the Grantor Trust’s compliance with any of its representations, warranties or covenants hereunder (as to which the Collateral Custodian is entitled to rely exclusively upon Officers’ Certificates).

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(d)    Without limiting the generality of this Section 2.6(d), the Collateral Custodian shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the monitoring or maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any Tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Receivables, (iv) to recalculate, confirm or verify the contents of any reports or certificates of the Servicer, the Issuing Entity or the Grantor Trust delivered to the Collateral Custodian pursuant to this Agreement believed by the Collateral Custodian to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuing Entity’s, Grantor Trust’s, the Servicer’s or any other Person’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Receivables under this Agreement. The Collateral Custodian makes no representations as to (A) the validity, legality, perfection, priority, enforceability, recordability, ownership, title, sufficiency, due authorization or genuineness of any of the documents contained in any Receivable File or of any of the Contracts or (B) the collectability, insurability, effectiveness or suitability of any such Contract.
(e)    The Collateral Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Custodian to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or any other Person under this Agreement.
(f)    The Collateral Custodian may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, any report, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Custodian shall not be responsible for the content or accuracy of any document provided to it.
(g)    The Collateral Custodian may consult with counsel of its choice and any advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with the advice or opinion of such counsel.
(h)    The Collateral Custodian shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement (except to comply with its obligations under this Agreement and any other transaction document to which it is a party) or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the

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request, order or direction of the Issuing Entity, the Grantor Trust, the Indenture Trustee, the Requisite Noteholders, or if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero the Majority Certificateholders pursuant to the provisions of this Agreement, unless the Issuing Entity, the Grantor Trust, the Indenture Trustee the Requisite Noteholders, or if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero, the Majority Certificateholders, as applicable, on behalf of the Secured Parties, shall have offered to the Collateral Custodian security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.
(i)    The Collateral Custodian shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Indenture Trustee; provided, that if the payment within a reasonable time to the Collateral Custodian of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Collateral Custodian, not reasonably assured by the Issuing Entity, the Grantor Trust or the Servicer, the Collateral Custodian may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Issuing Entity or, if paid by the Collateral Custodian, shall be reimbursed by the Issuing Entity upon demand.
(j)    The Collateral Custodian may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents (including managers), Affiliates or attorneys or a custodian.
(k)    Knowledge of the Collateral Custodian shall not be attributed or imputed to Computershare Trust Company, National Association’s other roles in the transaction and knowledge of the Indenture Trustee shall not be attributed or imputed to the Collateral Custodian (other than those where the roles are performed by the same group or division within Computershare Trust Company, National Association or otherwise share the same authorized signatories), or any affiliate, line of business, or other division of Computershare Trust Company, National Association (and vice versa).
(l)    The Collateral Custodian shall not be responsible for the enforceability of the Notes or the recitals set forth therein, or for any recitals, statements, representations or warranties of the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee or any other Party to the Transaction Documents contained in this Agreement or any other Transaction Document. The Collateral Custodian shall be responsible only for the obligations, representations and warranties of the Collateral Custodian as set forth in the Transaction Documents to which it is a party.
(m)    The rights, privileges, protections, immunities and benefits given to the Collateral Custodian, including its right to be indemnified, are extended to, and shall be enforceable by, the Collateral Custodian, in each of its capacities hereunder, and in connection with the performance of any of its duties or obligations under any of the other Transaction Documents.

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(n)    For the avoidance of doubt, the Collateral Custodian shall not be responsible for determining whether any breach of representations or warranty or document defect constitutes a breach or defect or a material breach or defect, or for the enforcement of any repurchase obligations under any Transaction Document.
Section 2.7    Certain Matters Affecting the Collateral Custodian.
(a)    The Collateral Custodian shall have no duties or responsibilities except those that are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Collateral Custodian. The Collateral Custodian shall be under no responsibility or duty with respect to the disposition of any Receivable Files while such Receivable Files are not in its possession or under its control. If the Collateral Custodian shall request instructions from the Indenture Trustee or the Servicer with respect to any act, action or failure to act in connection with and as set forth in this Agreement, the Collateral Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Collateral Custodian shall have received written instructions from the Indenture Trustee or the Servicer, as applicable without incurring any liability therefor to the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Servicer or any other person.
(b)    The Collateral Custodian may act in reliance upon any written communication of the Issuing Entity concerning the delivery, possession or “control” (within the meaning of Section 9-105 of the UCC) of the Receivable Files and other items of Collateral pursuant to this Agreement. The Collateral Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Receivable Files and other Collateral. The Collateral Custodian shall not be liable for any action or omission to act hereunder, except for its own gross negligence, bad faith or willful misconduct. In no event shall the Collateral Custodian have any responsibility to ascertain or take action with respect to the Receivable Files or other Collateral, except as expressly provided herein.
THE FOREGOING PARAGRAPH SHALL APPLY WHETHER OR NOT SUCH LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR NEGLIGENT OMISSION OF ANY KIND BY THE COLLATERAL CUSTODIAN.
(c)    If the Collateral Custodian shall at any time receive conflicting instructions from the Indenture Trustee and the Servicer or any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Collateral Custodian shall be entitled to rely upon the instructions of the Indenture Trustee. In the absence of bad faith, gross negligence or willful misconduct on the part of the Collateral Custodian, the Collateral Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Custodian may rely upon the validity of any documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the parties

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to this Agreement (other than the Servicer) will hold the Collateral Custodian harmless from any claims that may arise or be asserted against the Collateral Custodian because of the invalidity of any such documents delivered by such party or their failure to fulfill their intended purpose. The Collateral Custodian shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. The Collateral Custodian may consult with counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Collateral Custodian in good faith in accordance therewith.
(d)    If the Collateral Custodian loses or misplaces any Receivable File or portion thereof, or if any such instruments, documents, or certificates are destroyed or damaged while in the possession of the Collateral Custodian, then, in addition to any other liability the Collateral Custodian may have in respect thereof pursuant to the terms of this Agreement or otherwise, the Collateral Custodian agrees to execute and deliver to the Indenture Trustee, upon the Indenture Trustee’s written request, an affidavit stating that such instrument, document, or certificate has been lost or destroyed, as applicable, and, if necessary, such other affidavits or certificates as maybe reasonably necessary to obtain replacement certificates of title.
(e)    The Collateral Custodian is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Collateral Custodian is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without competent jurisdiction.
(f)    Before the Collateral Custodian acts or refrains from taking any action under or in relation to this Agreement that is not expressly contemplated by the terms and provisions hereof or thereof, it may require an Officer’s Certificate or an Opinion of Counsel from the party requesting that the Collateral Custodian act or refrain from acting in form and substance acceptable to the Collateral Custodian, the costs of which (including the Collateral Custodian’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Collateral Custodian act or refrain from acting. The Collateral Custodian shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificates or Opinions of Counsel.

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(g)    In no event shall the Collateral Custodian be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, any change in Applicable Law that precludes or restricts performance by the Collateral Custodian or any force majeure event, including provisions of any present or future law or regulation or act of any governmental authority, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, natural disaster, disease, epidemic or pandemic, quarantine, national emergency, power outages, loss or malfunctions of utilities, communications or computer (software and hardware) services, malware or ransomware attack, communications system failure, unavailability of the Federal Reserve Bank wire system or other applicable wire or funds transfer system or unavailability of any securities clearing system, inability to access any electronic contract-related system or other circumstances beyond its control. Notwithstanding anything to the contrary in this Agreement, the Collateral Custodian shall not be required to take any action that is not in accordance with Applicable Law. The right of the Collateral Custodian to perform any permissive or discretionary act enumerated in this Agreement or any related document shall not be construed as a duty.
(h)    The Collateral Custodian shall not be responsible for the acts or omissions of the Servicer, the Issuing Entity, the Grantor Trust, the Indenture Trustee, the E-Vault Provider, or any other Person, and may assume compliance by such parties with their obligations under this Agreement or any related agreements, unless an Authorized Officer of the Collateral Custodian shall have received written notice to the contrary. The parties acknowledge and agree that in making statements herein regarding “control” of the Contracts which are Electronic Contracts, the Collateral Custodian shall not be responsible for the determination of whether an E-Vault Provider satisfies the various criteria constituting “control” (within the meaning of Section 9-105 of the UCC), and the Collateral Custodian shall have no liability if such system does not provide the Collateral Custodian with “control.”
Section 2.8    Merger, Conversion, Consolidation of, or Succession to Business of, the Collateral Custodian.
The Collateral Custodian may merge with any Person; provided that any Person into which the Collateral Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Custodian shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Custodian, shall be the successor of the Collateral Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Collateral Custodian and/or its parent shall at all times have a combined capital and surplus of at least fifty million dollars ($50,000,000) and shall be a bank or trust company with corporate trust powers organized under the laws of the United States or any state thereof which is a member of the Federal Reserve System and whose long-term unsecured debt rating is in a category of at least investment grade by any nationally recognized rating agency providing such rating for the Collateral Custodian, unless waived by the Rating Agencies.

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Section 2.9    Termination.
(a)    The Collateral Custodian may:
(i)    terminate its obligations as Collateral Custodian under this Agreement (subject to Section 2.9(b) and Section 2.9(c)) upon at least sixty (60) days’ prior written notice to the Issuing Entity, the Grantor Trust, the Servicer and the Indenture Trustee; provided, however, that, without the consent of (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero, the Issuing Entity (acting at the direction of the Majority Certificateholders), such resignation shall not be effective until a successor Collateral Custodian shall have accepted appointment as Collateral Custodian, pursuant to Section 2.9(b) and shall have agreed to be bound by the terms of this Agreement; or
(ii)    be removed at any time for cause in relation to any material breach by the Collateral Custodian of any of its duties or obligations under this Agreement by written notice from (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders), or for any other reason upon sixty (60) days’ prior written notice from the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero, the Issuing Entity (acting at the direction of the Majority Certificateholders), or for any other reason upon sixty (60) days’ prior written notice from the Issuing Entity (acting at the direction of the Majority Certificateholders), with such notice in each case delivered to the Collateral Custodian, the Issuing Entity, the Grantor Trust and the Servicer.
In the event of such termination or removal, (1) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (2) if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero, the Issuing Entity (acting at the direction of the Majority Certificateholders) shall appoint a successor Collateral Custodian. If, however, a successor Collateral Custodian is not appointed by (I) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (II) if the aggregate Outstanding Amount of the P&I Notes has been reduced to zero, the Issuing Entity (acting at the direction of the Majority Certificateholders) within ninety (90) days after the giving of notice of resignation or removal, the Collateral Custodian may petition a court of competent jurisdiction for the appointment of a successor Collateral Custodian.
(b)    Upon the effectiveness of any such resignation or termination, the Collateral Custodian shall promptly transfer to the successor custodian, as directed by the Indenture Trustee, all Receivable Files and other items of Collateral being held by the Collateral Custodian under this Agreement.
(c)    Any successor Collateral Custodian appointed pursuant to Section 2.9(a) shall (i) execute, acknowledge, and deliver to the Servicer, the Indenture Trustee and to the predecessor Collateral Custodian an instrument accepting such appointment under this Agreement and (ii) be an Eligible Institution and shall have been approved by (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders), or (B) if the aggregate

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Outstanding Amount of the P&I Notes has been reduced to zero, the Issuing Entity (acting at the direction of the Majority Certificateholders). Thereupon, the resignation or removal of the predecessor Collateral Custodian shall become effective and such successor Collateral Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Collateral Custodian under this Agreement, with like effect as if originally named as Collateral Custodian. The predecessor Collateral Custodian shall upon payment of its fees and expenses (including attorneys’ fees or expenses incurred in connection with a petition contemplated by Section 2.9(a) hereof) deliver to the successor Collateral Custodian all documents and statements and monies held by it under this Agreement; and the Servicer, the Indenture Trustee and the predecessor Collateral Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Collateral Custodian all such rights, powers, duties, and obligations.
(d)    In the event the Collateral Custodian’s appointment hereunder is terminated without cause, the Issuing Entity shall reimburse the Collateral Custodian for the reasonable and documented expenses, fees and costs (including attorneys’ fees or expenses) of the Collateral Custodian incurred in transferring the Receivable Files to the successor Collateral Custodian set forth in accordance with Section 2.3(a) hereof and Section 2.7 of the Indenture.
Section 2.10    Non-Reliance on Collateral Custodian.
Except for notices, reports and other documents expressly required to be furnished or forwarded by the Collateral Custodian hereunder, the Collateral Custodian shall not have any duty or responsibility to provide the Indenture Trustee or any Noteholder or Certificateholder with any other information concerning the transactions contemplated hereby, the Collateral, the Issuing Entity, the Grantor Trust, the Servicer or any other parties to this Agreement or to any other Transaction Documents which may come into the possession of the Collateral Custodian or any of its officers, directors, employees, agents, representatives or attorneys-in-fact.
Section 2.11    AML Law.
The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Assets Control (collectively, “AML Law”), the Collateral Custodian is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Collateral Custodian. Each party hereby agrees that it shall provide the Collateral Custodian with such identifying information and documentation as the Collateral Custodian may request in writing from time to time in order to enable the Collateral Custodian to comply with all applicable requirements of AML Law.

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ARTICLE III
Mutual Covenants Regarding Confidentiality
Section 3.1    Confidential Information. The Collateral Custodian acknowledges and understands that information it receives in connection with the performance of its duties hereunder may be “nonpublic personal information” as that term is defined in Section 6809(4) of the GLB Act, and the Collateral Custodian hereto agrees to maintain such nonpublic personal information received hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. The Collateral Custodian shall, and shall direct its employees, agents and Affiliates directly involved in the transaction contemplated by this Agreement and its respective Advisors (except to a court of competent jurisdiction pursuant to a subpoena or valid court order or to its regulators and an authorized governmental agency in connection with any audit or regulatory examination) to (a) not disclose such nonpublic personal information to any third party, that is not a party to this Agreement, including third party service providers, without the prior written consent of the Issuing Entity; (b) agree not to use nonpublic personal information for any purpose not reasonably contemplated by its role in the transactions contemplated by this Agreement; (c) protect against any unauthorized access to or use of such nonpublic personal information; (d) in the event of any actual or apparent theft, unauthorized use or disclosure of such nonpublic personal information, immediately commence all reasonable efforts to investigate and correct the causes and remediate the results thereof; and (e) as soon as practicable following its having actual knowledge or receipt of written notice of any event described in clause (d) hereof, provide notice thereof to the Issuing Entity, the Grantor Trust, the Servicer and the Indenture Trustee, and such further information and assistance as may be reasonably requested by the Issuing Entity, the Grantor Trust, the Servicer or the Indenture Trustee in relation thereto.
ARTICLE IV
Miscellaneous
Section 4.1    Amendments.
(a)    Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Administrator, the Collateral Custodian and the Servicer without the consent of any of the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Owner Trustee, the Grantor Trust Trustee, the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:
(i)    the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;
(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or

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(iii)    to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Collateral Custodian.
(b)    This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or, if the aggregate Outstanding Amount of the P&I Notes (other than the Class N Notes) has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 4.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders.
(c)    It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 4.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
(d)    Prior to the execution of any amendment or consent pursuant to Section 4.1(b), the Administrator shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 4.1 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.
(e)    Prior to the execution of any amendment to this Agreement, the Collateral Custodian shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate of the Administrator that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Collateral Custodian may, but shall not be obligated to, enter into any such amendment which affects the Collateral Custodian’s own rights, privileges, indemnities, duties or obligations under this Agreement or otherwise.

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(f)    Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
Section 4.2    Notices.
All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A to the Receivables Purchase Agreement.
Section 4.3    Cumulative Remedies.
The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 4.4    Waivers.
No failure or delay on the part of the Seller, the FAC Seller, the Purchaser, the Issuing Entity, the Grantor Trust, the Noteholders, the Certificateholders or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
Section 4.5    Binding Effect.
This Agreement shall be binding upon and inure to the benefit of the Issuing Entity, the Grantor Trust, the Collateral Custodian, the Indenture Trustee, the Secured Parties and their respective successors and permitted assigns.
Section 4.6    Term of this Agreement; Survival.
This Agreement shall remain in full force and effect until the dissolution of the Grantor Trust; provided, however, that the rights and remedies with respect to any breach of any representation or warranty made or deemed made and the indemnification provisions by the Collateral Custodian, the confidentiality provisions of Article III, the provisions of Section 4.10 and any other provision of this Agreement expressly stated to survive, shall be continuing and shall survive any termination or assignment of this Agreement, or the resignation or removal of any party.

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Section 4.7    Governing Law.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 4.8    Submission to Jurisdiction, Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)    consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.2 of this Agreement;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
Section 4.9    Limitation on Consequential Damages.
In no event will the Collateral Custodian or any of their officers, directors, employees or agents be liable for any consequential, indirect, punitive or special damages regardless of the form of action and regardless of whether the Collateral Custodian or any of their officers, directors, employees or agents were warned of the possibility thereof in advance.

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Section 4.10    Nonpetition Covenant.
Notwithstanding any prior termination of this Agreement, no Party hereto shall, prior to the date which is the later of (i) one (1) year and one (1) day since the last day on which the aggregate Outstanding Amount of the P&I Notes was reduced to zero and (ii) one (1) year and one (1) day since the final distribution with respect to the Certificates, petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a Proceeding against the Issuing Entity or the Grantor Trust under any United States federal or State Insolvency Laws or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or the Grantor Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuing Entity or the Grantor Trust. This Section 4.10 shall survive the termination of this Agreement.
Section 4.11    Recourse Against Certain Parties.
(a)    No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Indenture Trustee as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Indenture Trustee contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Person, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any such Person or any incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Person contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Person and each incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, or any of them, for breaches by such Person of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.
(b)    Notwithstanding anything in this Agreement to the contrary, all amounts owed by the Issuing Entity or the Grantor Trust on, under or in respect of its obligations and liabilities under this Agreement shall be recoverable only from and to the extent of the Collateral and upon final realization of collections thereon and in accordance with Section 2.7 of the Indenture, the Issuing Entity and the Grantor Trust shall have no further liability and all claims in respect of amounts owed but still unpaid shall be extinguished.

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Section 4.12    Counterparts; Electronic Signatures.
This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
Section 4.13    Concerning the Owner Trustee and the Grantor Trust Trustee.
It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only the Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on BNY Delaware, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity or Grantor Trust, as applicable under this Agreement.
Section 4.14    Information to be Provided by the Collateral Custodian.
(a)    The Collateral Custodian agrees to reasonably cooperate in good faith with any reasonable request by the Depositor for information regarding the Collateral Custodian which is

CRVNA 2026-P3
Collateral Custodian Agreement

required in order to enable the Depositor to comply with the provisions of Items 1117 and 1119 of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Collateral Custodian or to the Collateral Custodian’s obligations under this Agreement.
(b)    Except to the extent disclosed by the Collateral Custodian in Section 4.14(c), the Collateral Custodian shall (i) on or before the fifth Business Day of each month, notify the Depositor, in writing, of any Form 10-D Disclosure Item of which a Responsible Officer of the Collateral Custodian has actual knowledge together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Depositor; provided, however, that the Collateral Custodian shall not be required to provide such information in the event that there has been no change to the information previously provided by the Collateral Custodian to Depositor, and (ii) as promptly as practicable following notice to or actual knowledge by a Responsible Officer of the Collateral Custodian of any changes to such information, provide to the Depositor, in writing, such updated information.
(c)    The Collateral Custodian shall, as promptly as practicable following written notice to, or actual knowledge of, a Responsible Officer of the Collateral Custodian of any changes to any information regarding the Collateral Custodian as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.
(d)    The Collateral Custodian shall notify the Depositor in writing on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 15, 2027, of any Form 10-D Disclosure Item of which a Responsible Officer of the Collateral Custodian has actual knowledge together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Depositor; provided, however, that the Collateral Custodian shall not be required to provide such information in the event that there has been no change to the information previously provided by the Collateral Custodian to Depositor.
(e)    The Collateral Custodian shall notify the Depositor in writing on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 15, 2027, of any affiliation between the Collateral Custodian and any of the following parties to this securitization transaction, as such parties are identified to the Collateral Custodian by the Depositor in writing in advance of this securitization transaction:
(i)    the Depositor;
(ii)    Carvana, LLC, as sponsor;
(iii)    the Issuing Entity;
(iv)    the Grantor Trust;
(v)    the Servicer;
(vi)    the Backup Servicer;
(vii)    the Indenture Trustee;
(viii)    the Owner Trustee;
(ix)    the Grantor Trust Trustee;

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(x)    the Asset Representations Reviewer; and
(xi)    any other material transaction party.
(f)    In connection with the parties listed in clauses (i) through (x) above, the Collateral Custodian shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset backed securities issued in this securitization transaction.
(g)    The Collateral Custodian shall provide the Depositor with notification, as soon as practicable and in any event within five (5) Business Days, of all demands delivered in writing to a Responsible Officer of the Collateral Custodian for the repurchase or replacement of any Receivable pursuant to any Transaction Document. Subject to this Section 4.14, the Collateral Custodian shall have no obligation to take any other action with respect to any demand. In no event shall the Collateral Custodian have (i) any responsibility or liability in connection with any filing to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 4.14.
Section 4.15    Entire Agreement.
The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
Section 4.16    Headings.
The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
Section 4.17    Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Grantor Trust and the Indenture Trustee and, to the extent expressly referenced herein, shall inure to the benefit of the Noteholders and the Certificateholders, who shall be considered to be a third party beneficiary hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.
[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

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Collateral Custodian Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
CARVANA, LLC,
as the Administrator

By:    /s/ Paul Breaux_______________
Name:    Paul Breaux
Title:    Vice President, Secretary

CARVANA AUTO RECEIVABLES TRUST 2026-P3

By:    BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee

By:    /s/ Dawn Plows________________
Name:    Dawn Plows
Title:    Associate

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3

By:    BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee

By:    /s/ Dawn Plows________________
Name:    Dawn Plows
Title:    Associate

[Signature page to Collateral Custodian Agreement]

BRIDGECREST CREDIT COMPANY, LLC,
as the Servicer

By:    /s/ Daniel Gaudreau____________
Name:    Daniel Gaudreau
Title:    Chief Financial Officer

[Signature page to Collateral Custodian Agreement]

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as the Indenture Trustee

By:    /s/ Jeanine C. Casey____________
Name:    Jeanine C. Casey
Title:    Vice President

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as the Collateral Custodian

By:    /s/ Jeanine C. Casey___________
Name:    Jeanine C. Casey
Title:    Vice President

[Signature page to Collateral Custodian Agreement]

Acknowledged, Accepted and Agreed To By:

BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as Owner Trustee of the Issuing Entity

By:    /s/ Dawn Plows________________
Name:    Dawn Plows
Title:    Associate

BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as Grantor Trust Trustee of the Grantor Trust

By:    /s/ Dawn Plows_________________
Name:    Dawn Plows
Title:    Associate

[Signature page to Collateral Custodian Agreement]

EXHIBIT A
FORM OF RELEASE OF DOCUMENTS
__________ __. 20__
Computershare Document Custody
Attn: ABS Custody
982 East Hennepin Ave
Minneapolis, MN 55414
Email: abs.custody.vault@computershare.com
Re:    Carvana Auto Receivables Trust 2026-P3 – Collateral Custodian Agreement
Ladies and Gentlemen:
Reference is made to the Collateral Custodian Agreement, dated as of August 25, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Custodian Agreement”), among Carvana Auto Receivables Trust 2026-P3, as the issuing entity (the “Issuing Entity”), Carvana Auto Receivables Grantor Trust 2026-P3, as the grantor trust (the “Grantor Trust”), Carvana, LLC, Computershare Trust Company, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), Computershare Trust Company, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”), and Bridgecrest Credit Company, LLC, as servicer (the “Servicer”).
The undersigned, in its capacity as [Servicer] [Issuing Entity] [Grantor Trust] [Administrator], hereby requests (check one):
1.         that the Collateral Custodian release to the Servicer the Receivable Files or other documents set forth on Schedule A to this Release of Documents. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Indenture Trustee in accordance with the terms of the Collateral Custodian Agreement and the Servicer agrees to return to the Collateral Custodian the Receivable File or such other documents when the Servicer’s need therefor no longer exists.
2.         that the Collateral Custodian permanently release to the Servicer the Receivable Files or other documents set forth on Schedule B to this Release of Documents and the Servicer certifies with respect to such Receivable Files that the related Receivables have been liquidated, prepaid or repaid in accordance with the Transaction Documents.
The undersigned hereby certifies that all conditions precedent set forth in Section 2.2 of the Collateral Custodian Agreement have been satisfied in respect of the above requested release.
Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Collateral Custodian Agreement.
Exh. A- 1
CRVNA 2026-P3
Collateral Custodian Agreement

The undersigned has executed this Release of Documents as of the date first written above.

[BRIDGECREST CREDIT COMPANY, LLC,
as Servicer]
[CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Issuing Entity]
[CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3,
as Grantor Trust] [CARVANA, LLC, as Administrator]

By:
Name:
Title:

Exh. A- 2
CRVNA 2026-P3
Collateral Custodian Agreement

Schedule A
To Release of Documents
Exh. A- 3
CRVNA 2026-P3
Collateral Custodian Agreement

Schedule B
To Release of Documents

Exh. A- 4
CRVNA 2026-P3
Collateral Custodian Agreement

EXHIBIT B
FORM OF DOCUMENT RECEIPT
__________ __. 20__
Computershare Trust Company, National Association,
as Indenture Trustee
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attn: Computershare Corporate Trust – Asset-Backed Administration
Bridgecrest Credit Company, LLC,
as Servicer
7300 E Hampton Avenue
Mesa, Arizona, 85209
Attention: Secretary
Carvana, LLC,
as Administrator
300 E. Rio Salado Parkway, Bldg. 1
Tempe, Arizona 85281
Attention: ABS-Transactions
Email: abs-transactions@carvana.com
Re:    Carvana Auto Receivables Trust 2026-P3 – Collateral Custodian Agreement
Ladies and Gentlemen:
Reference is made to the Collateral Custodian Agreement, dated as of August 25, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Custodian Agreement”), among Carvana Auto Receivables Trust 2026-P3, as the issuing entity (the “Issuing Entity”), Carvana Auto Receivables Grantor Trust 2026-P3, as the grantor trust (the “Grantor Trust”), Carvana, LLC, Computershare Trust Company, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), Computershare Trust Company, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”), and Bridgecrest Credit Company, LLC, as servicer (the “Servicer”).
The undersigned, on behalf of Computershare Trust Company, National Association, in its capacity as Collateral Custodian under the Collateral Custodian Agreement, hereby acknowledges (i) Delivery of each item listed in the definition of “Receivable File” with respect to the Contracts set forth on Schedule 1 hereto, evidencing the related Receivables and (ii) that each item listed in the definition of “Receivable File” with respect to the Contracts set forth on Schedule 2 hereto has not been Delivered to the Collateral Custodian or is mutilated or damaged. Receivable File means, with respect to each receivable, (i) the original contract and (ii) the certificate of title or evidence that such certificate of title has been applied for.
Exh. B - 1
CRVNA 2026-P3
Collateral Custodian Agreement

Computershare Trust Company, National Association, as Collateral Custodian, makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the Receivable Files, or (ii) the collectibility, insurability, effectiveness or suitability of any such Receivable Files.
Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Collateral Custodian Agreement.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Custodian

By:
Name:
Title:

Exh. B - 2
CRVNA 2026-P3
Collateral Custodian Agreement

Schedule 1
To Document Receipt

Exh. B - 3
CRVNA 2026-P3
Collateral Custodian Agreement

Schedule 2
To Document Receipt

Exh. B - 4
CRVNA 2026-P3
Collateral Custodian Agreement

EXHIBIT C
COLLATERAL CUSTODIAN FEE SCHEDULE
(On file with the Collateral Custodian and the Administrator)
Exh. C - 1
CRVNA 2026-P3
Collateral Custodian Agreement

EXHIBIT D

SERVICING CRITERIA TO BE ADDRESSED IN
COLLATERAL CUSTODIAN’S ASSESSMENT OF COMPLIANCE
The assessment of compliance to be delivered by the Collateral Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Reference	Criteria	CTC (CC)
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
Exh. D - 1
CRVNA 2026-P3
Collateral Custodian Agreement

1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

Exh. D - 2
CRVNA 2026-P3
Collateral Custodian Agreement

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related receivables documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool assets documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Exh. D - 3
CRVNA 2026-P3
Collateral Custodian Agreement